Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
•	As a result of debt repurchase and exchange transactions in 2009 through 2011, EFH Corp. and EFIH held TCEH debt securities at December 31, 2014 as shown below (principal amounts). The $382 million in notes payable as of the Petition Date was classified as LSTC. The amounts of TCEH debt held by EFIH or EFH Corp. were eliminated as a result of the Settlement Agreement approved by the Bankruptcy Court in December 2015 (see Note 2). In conjunction with the Settlement Agreement approved by the Bankruptcy Court in December 2015, EFH Corp. and EFIH waived their rights to the claims associated with these debt securities resulting in a gain recorded in reorganization items (see Note 4).

Principal Amount
TCEH Senior Notes:
Held by EFH Corp.	$284
Held by EFIH	79
TCEH Term Loan Facilities:
Held by EFH Corp.	19

Total	$382